Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments And Contingencies

NOTE 16 – COMMITMENTS AND CONTINGENCIES

Navios Partners is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where Navios Partners believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were prepared. Management believes the ultimate disposition of these matters will be immaterial individually and in the aggregate to Navios Partners’ financial position, results of operations or liquidity.

In November 2017, Navios Partners agreed to charter-in, under a ten-year bareboat contract, from an unrelated third party, a newbuilding Panamax vessel of approximately 81,000 dwt, expected to be delivered in the second half of 2019. Navios Partners has agreed to pay in total $5,540, representing a deposit for the option to acquire the vessel after the end of the fourth year, of which the first half amounted to $2,770 was paid during the year ended December 31, 2017 and the second half amounted to $2,770 was paid during the year ended December 31, 2018, both presented under the caption “Other long-term assets” in the Consolidated Balance Sheets.

The future minimum commitments for the 12-month periods ended December 31, of Navios Partners under its charter-in contracts, net of commissions, are as follows:

Amount
2019	$ 547
2020	2,178
2021	2,172
2022	2,149
2023	2,080
2024 and thereafter	11,691

Total	$20,817